UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 18, 2005
Nash-Finch Company
(Exact name of Registrant as specified in its charter)

Delaware	0-785	41-0431960

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7600 France Avenue South, Minneapolis, Minnesota		55435

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (952) 832-0534
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURES

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     (b) and (c) Effective November 18, 2005, the Nash-Finch Company (“Nash Finch”) Board of Directors approved the appointment of Katherine L. Miller as the Company’s Vice President and Corporate Controller, effective December 1, 2005. In that position, she will serve as Nash Finch’s principal accounting officer. Ms. Miller will replace Mark A. Sorensen who resigned as Vice President and Corporate Controller and principal accounting officer of Nash Finch effective November 23, 2005.
     Ms. Miller, age 52, served as Vice President, Controller and Chief Accounting Officer for Deluxe Corporation, a manufacturer of personalized printed products, from January 2003 to March 2005, as Vice President and Corporate Controller of Deluxe from January 2001 to December 2002, and in several finance director positions at Deluxe from February 1999 to December 2000. Prior to joining Deluxe, Ms. Miller served in several financial management roles with Northwest Airlines, Inc.
     The terms of Ms. Miller’s employment arrangement provide for an initial base salary of $200,000 per year, a maximum annual bonus opportunity of 30% of base salary, and eligibility beginning in 2006 to receive awards of performance units under the Nash Finch long-term incentive program. Ms. Miller will also be party to (i) a change of control severance agreement with Nash Finch that generally provides that if her employment is involuntarily terminated without cause within 24 months of a change in control of Nash Finch, she will receive an additional 12 months’ compensation and benefits, and (ii) an executive retention letter agreement with Nash Finch that generally provides that if her employment is involuntarily terminated without cause during the first twelve months that Ron Marshall’s successor serves as CEO of Nash Finch, she will receive an additional 12 months’ compensation and benefits.
     A complete copy of the applicable form of Change in Control Agreement has previously been filed as Exhibit 10.5 to Nash Finch’s annual report on Form 10-K for the fiscal year ended December 28, 2002, and a complete copy of the applicable form of Executive Retention Letter Agreement has previously been filed as Exhibit 10.1 to Nash Finch’s Current Report on Form 8-K filed September 21, 2005. Nash Finch has not entered into an employment agreement with Ms. Miller.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NASH-FINCH COMPANY
Date: November 23, 2005	By:	/s/ LeAnne M. Stewart
		Name:	LeAnne M. Stewart
		Title:	Senior Vice President and Chief Financial Officer

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